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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           _________________________


                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) September 22, 1998



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)



          Delaware                        0-16102                59-2840783
(State or Other Jurisdiction            Commission            (I.R.S. Employer
     Or Incorporation or                File Number           Identification
        Organization)                                             Number)



              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)


                                 (609)235-6009
             (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

The Registrant is filing herewith audited restated consolidated financial statements, selected consolidated financial data (restated) and Management's Discussion and Analysis of Financial Condition and Results of Operations (restated), which reflects the acquisitions of All Waste Systems, Inc. and affiliated companies and Ulster Sanitation, Inc. and affiliated companies on June 26, 1998. Each of these acquisitions was accounted for as a pooling of interests. The restated financial statements become the historical financial statements of the Company.

Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 333-00283, 333-32361, 333-47089, 333-49613, 333-56247 on Form S-4, file number 333-37845 and on
Form S-8, file numbers 33-25155, 33-21251, 33-37374, 33-45250, 333-28627, 333-
48265.
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                     EASTERN ENVIRONMENTAL SERVICES, INC.

                                 EXHIBIT INDEX


     Number and
Description of Exhibit
-----------------------

   23.1  Consent of Ernst & Young LLP

   23.2  Consent of Paternostro, Callahan & DeFreitas, LLP

   23.3  Consent of Bardall, Weintraub P.C.

   27.1 Financial Data Schedule for the Six Month Transition Period Ended December 31, 1997 (for SEC use only)

   99    Financial Information